UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.__)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KINTARA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computer on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROXY KINTARA THERAPEUTICS, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 21, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The undersigned hereby constitutes and appoints Robert E. Hoffman and Scott Praill, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of Kintara Therapeutics, Inc. (the “Company”) in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held virtually on June 21, 2022, at 12:00 p.m., and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given. In order to attend the virtual meeting, you must pre-register at www.viewproxy.com/kintara/2022. This Proxy is solicited by the Board of Directors of Kintara Therapeutics, Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted “FOR” the election of the four nominees for director, and “FOR” Proposals 2, 3, and 4. (Continued, and to be marked, dated and signed, on the other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 21, 2022 The Proxy Statement and our 2021 Annual Report to Stockholders are available at: www.viewproxy.com/kintara/2022

Please mark your votes like this ☒ THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED NOMINEES, AND “FOR” PROPOSALS 2, 3, and 4. 1. TO ELECT FOUR DIRECTORS TO THE BOARD OF DIRECTORS TO HOLD OFFICE FOR THE FOLLOWING YEAR UNTIL THEIR SUCCESSORS ARE ELECTED; Nominees: 01 Robert E. Hoffman 02 Robert J. Toth, Jr. 03 Laura Johnson 04 Tamara A. Seymour FOR ALL WITHHOLD ALL FOR ALL EXCEPT Instructions: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 2. TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 175,000,000 TO 275,000,000; FOR AGAINST ABSTAIN 3. TO APPROVE AN AMENDMENT TO THE KINTARA THERAPEUTICS, INC. 2017 OMNIBUS EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 13,000,000 TO 22,000,000; FOR AGAINST ABSTAIN 4. TO RATIFY THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING JUNE 30, 2022; AND FOR AGAINST ABSTAIN To transact other business as may properly come before the meeting or any adjournment or postponement thereof. Date: Signature Signature (if held jointly) Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title. CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a stockholder of Kintara Therapeutics, Inc. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on June 20, 2022. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone MAIL Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. INTERNET Vote Your Shares on the Internet: Go to www.FCRVote.com/KTRA Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Shares by Phone: Call 1 (866) 402-3905 Use any touch-tone telephone to vote your Shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.